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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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MAUI LAND & PINEAPPLE COMPANY, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 MAUI LAND & PINEAPPLE COMPANY, INC.

March 25, 2013

To Our Shareholders:

        We are pleased to invite you to our 2013 Annual Meeting of Shareholders, which will be held on Monday, April 22, 2013 at 8:30 a.m. at the Kapalua Village Center Conference Room in the Kapalua Resort, Maui, Hawaii.

        At the meeting, we will (i) elect five (5) members to our Board of Directors for a one-year term; (ii) approve, on a non-binding advisory basis, compensation paid to our named executive officers; (iii) approve, on non-binding advisory basis, the frequency of future votes on the compensation paid to our named executive officers; (iv) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to serve for the 2013 fiscal year; and (v) transact such other business as may properly come before the meeting or any continuation, postponement or adjournment of the meeting. We know of no other matters to be brought up at the meeting.

        This meeting is an opportunity to communicate with our shareholders and it is important that your shares be represented and voted whether or not you expect to attend the meeting in person. You may vote your shares by proxy using the Internet, by telephone, or by returning the enclosed proxy card or voting instruction form forwarded by your bank, broker or other holder of record. Please review the instructions on the enclosed proxy card or voting instruction form regarding each of these voting options. If you attend the meeting, you may withdraw your proxy and vote in person, if you wish.

        We look forward to seeing you at the meeting should you be able to attend.

Sincerely,
WARREN H. HARUKI Chairman & Chief Executive Officer

MAUI LAND & PINEAPPLE COMPANY, INC.
200 Village Road
Lahaina, Hawaii 96761
(808) 877-3351

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
    MAUI LAND & PINEAPPLE COMPANY, INC.:

        Notice is hereby given that the Annual Meeting of Shareholders of Maui Land & Pineapple Company, Inc. will be held on Monday, April 22, 2013 at 8:30 a.m., local time, at the Kapalua Village Center Conference Room in the Kapalua Resort, Maui, Hawaii for the following purposes:

  1.
  Elect Stephen M. Case, Warren H. Haruki, David A. Heenan, Duncan MacNaughton, and Arthur C. Tokin as directors to serve for a one-year term or until their successors are elected and qualified;

  2.
  To approve, on a non-binding advisory basis, the compensation paid to our named executive officers;

  3.
  To approve, on a non-binding advisory basis, the frequency of future votes on the compensation paid to our named executive officers;

  4.
  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2013; and

  5.
  To transact such other business as may be properly brought before the meeting or any postponement or adjournment thereof.

        Our Board of Directors recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this Notice.

        Shareholders of record of Maui Land & Pineapple Company, Inc. (NYSE: MLP) Common Stock at the close of business on March 15, 2013 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

        Your attention is directed to the Proxy Statement enclosed.

BY ORDER OF THE BOARD OF DIRECTORS,
TIM T. ESAKI Chief Financial Officer

Dated: March 25, 2013

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 22, 2013. This Proxy Statement, form of proxy and our Annual Report on Form 10-K are available at http://www.edocumentview.com/MLP.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE VOTE AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, BY TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BANK, BROKER OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BANK, BROKER OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM SUCH BANK, BROKER OR OTHER NOMINEE.

 MAUI LAND & PINEAPPLE COMPANY, INC.
200 Village Road
Lahaina, Hawaii 96761
(808) 877-3351

 PROXY STATEMENT

General Information—Regarding the Annual Meeting

        This proxy is solicited on behalf of the Board of Directors of Maui Land & Pineapple Company, Inc., a Hawaii corporation, for the 2013 Annual Meeting of Shareholders, or the Annual Meeting, to be held on April 22, 2013, at 8:30 a.m., local time, at the Kapalua Village Center Conference Room in the Kapalua Resort, Maui, Hawaii, or any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement. Proxies are solicited to give all shareholders of record an opportunity to vote on matters properly presented at the Annual Meeting. This Proxy Statement, the accompanying proxy card and the Annual Report on Form 10-K for the year ended December 31, 2012, including financial statements, are first being mailed on or about March 25, 2013 to all shareholders entitled to vote at the Annual Meeting. As used in this Proxy Statement, the terms the "Company," "we," "our," and "us," refer to Maui Land & Pineapple Company, Inc.

Who Can Vote

        Holders of record of shares of our Common Stock, no par value, at the close of business on March 15, 2013, the Record Date, will be entitled to notice of, and to vote at, the Annual Meeting. The securities entitled to vote at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote per share on each matter properly brought before the Annual Meeting. Shareholders will not be entitled to cumulate their votes in the election of directors.

        Your shares may be voted at the Annual Meeting only if you are present in person or represented by a valid proxy. You may vote by proxy on the Internet, by telephone or by completing and mailing the enclosed proxy card. For your convenience, a self-addressed envelope is enclosed; it requires no postage if mailed in the United States. Voting by proxy on the Internet or by telephone may not be available to all shareholders. For specific instructions on voting, please refer to the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on April 21, 2013. Shareholders who vote through the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by the shareholder. Shareholders who vote by Internet or telephone need not return a proxy card by mail. If you are the beneficial owner of shares held in "street name" by a broker, bank or other nominee, collectively referred to in this Proxy Statement as a "Nominee", then your Nominee, as the record owner of the shares, must vote those shares in accordance with your instructions. Please refer to the instruction card they provide for voting your shares.

        A list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose germane to the Annual Meeting during ordinary business hours at our administrative offices at 200 Village Road, Lahaina, Hawaii 96761 for the ten days prior to the Annual Meeting, and also at the Annual Meeting.

Shares Outstanding and Quorum

        As of the Record Date, approximately 18,763,511 shares of Common Stock were issued and outstanding. Votes cast by proxy or in person at the Annual Meeting will be tabulated to determine whether or not a quorum is present for the transaction of business at the meeting. A quorum will exist if a majority of shares of Common Stock issued and outstanding as of the Record Date are represented at the meeting, either in person or by proxy.

Proxy Card

        Shares of our Common Stock represented by properly executed proxies received by us at or prior to the Annual Meeting and not subsequently revoked will be voted as directed in those proxies. If a proxy is signed and no directions are given, shares represented thereby will be voted (1) in favor of electing the Board's five nominees as directors; (2) in favor of approving the compensation paid to our named executive officers; (3) in favor of conducting future advisory votes on the compensation paid to our executive officers each year; and (4) in favor of the ratification of Deloitte & Touche LLP as our independent registered public accounting firm. The proxy confers discretionary authority on the persons it names as to all other matters that may come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board of Directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. In addition, no shareholder proposals or nominations were received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

Abstentions and Broker Non-Votes

  Abstentions

        When an eligible voter attends the meeting but decides not to vote, his or her decision not to vote is called an "abstention." Properly executed proxy cards that are marked "abstain" or "withhold authority" on any proposal will be treated as abstentions for that proposal. We will treat abstentions as follows:

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  abstention shares are deemed present and entitled to vote for purposes of establishing a quorum;

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  abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum vote required for approval of the proposal is a plurality (or a majority or some other percentage) of the votes actually cast, and thus will have no effect on the outcome; and

  •
  abstention shares will have the same effect as votes against a proposal if the minimum vote required for approval of the proposal is a majority (or some other percentage) of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

  Broker Non-Votes

        If you are the beneficial owner of shares held in "street name" by a Nominee, then your Nominee, as the record owner of the shares, must vote those shares in accordance with your instructions. "Broker non-votes" occur when shares held by a Nominee for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner, and (2) such proposal is a non-routine proposal for which the Nominee lacks the discretionary authority to vote the shares. Whether a proposal is routine or non-routine is determined under the rules of the New York Stock Exchange, or NYSE. Thus, when no voting instructions are received and a Nominee lacks the discretion to vote on his or her clients' behalf, Nominees are generally required to return the proxy card (or a substitute) marked with an indication that the Nominee lacks voting power over that particular proposal. This type of response is known as a "broker non-vote." We will treat broker non-votes as follows:

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  broker non-votes are deemed present and entitled to vote for purposes of establishing a quorum;

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  broker non-votes will not be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote (even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters). Thus, a broker non-vote will not affect the outcome of the voting on a proposal that requires the affirmative vote of a plurality (or a majority or some other percentage) of (i) the votes cast or (ii) the voting power present and entitled to vote on that proposal for approval; and

  •
  broker non-votes will have the same effect as a vote against a proposal that requires an affirmative vote of the holders of a majority (or some other percentage) of the outstanding shares entitled to vote on such proposal for approval.

        Proposal Nos. 1 through 3 relating to the election of directors and advisory votes concerning executive compensation are considered non-discretionary and therefore cannot be voted upon by your Nominee. Proposal No. 4 relating to the ratification of our auditors is considered to be discretionary and therefore may be voted upon by your Nominee if you do not give instructions for the shares held by such Nominee.

Counting of Votes

        Directors are elected by a plurality of votes cast, so the nominees who receive the most votes will be elected. Abstentions will not be taken into account in determining the election of directors and broker non-votes will result if we do not receive voting instructions from your Nominee because the election of directors is a non-discretionary matter.

        Approval of the non-binding advisory resolution regarding the compensation of our named executive officers and approval of the nonbinding advisory resolution regarding the frequency of future advisory votes on the compensation of our named executive officers will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposals. Broker non-votes will not be counted for any purpose in determining whether this proposal has been proposed.

        Ratification of the independent registered public accounting firm will require an affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the ratification and the proposal. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes will not result for this item.

Revocation of Proxy

        If you are a shareholder of record and vote by proxy, you may revoke your proxy at any time before it is voted by:

  •
  signing and returning another proxy card bearing a later date;

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  submitting another proxy on the Internet or by telephone (your latest telephone or Internet voting instructions are followed); or

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  submitting written notice of revocation to our Chief Financial Officer prior to or at the Annual Meeting or voting at the Annual Meeting.

        Your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you give written notice of revocation to our Chief Financial Officer before the polls are closed. Any written notice revoking a proxy should be sent to the Chief Financial Officer at 200 Village Road, Lahaina, Hawaii 96761, and must be received before the polls are closed.

        If your shares are held in the name of a Nominee, you may change your vote by submitting new voting instructions to your Nominee. Please note that if your shares are held of record by a Nominee and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your Nominee.

Solicitation of Proxies

        We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or employees. No additional compensation will be paid to directors, officers or employees for such services.

Shareholder Proposals and Nominations

        Under Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended, or the Exchange Act, in order for business to be properly brought by a shareholder before an annual meeting, our Chief Financial Officer must receive, at our corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to shareholders in connection with the preceding year's annual meeting. Thus, proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act must be received at our corporate offices on or before November 25, 2013 in order to be considered for inclusion in our proxy statement and proxy card for the 2014 Annual Meeting.

        Our Bylaws contain additional requirements that must be satisfied for any proposal of shareholders made other than under Rule 14a-8. Compliance with these requirements will entitle the proposing shareholder only to present such proposals or nominations before the meeting, not to have the proposals or nominations included in our proxy statement or proxy card. Such proposals or nominations may not be brought before an annual meeting by a shareholder unless the shareholder has given timely written notice in proper form of such proposal or nomination to the Chairman of the Board, our President or our Secretary. Such proposals or nominations may be made only by persons who are shareholders of record on the date on which such notice is given and on the record date for determination of shareholders entitled to vote at that meeting. Shareholder notices of any proposals or nominations intended to be considered at the 2014 Annual Meeting will be timely under our Bylaws only if received at our corporate offices no earlier than December 23, 2013 and no later than January 22, 2014. However, if the 2014 Annual Meeting is called for a date that is not within thirty days before or after April 22, 2014, any such notice will be timely only if it is received no later than the close of business on the tenth day following the date of the first mailing of the notice of our 2014 Annual Meeting or the date of the public disclosure of the date of our 2014 Annual Meeting, whichever is earlier.

        To be in proper written form, a shareholder's notice concerning a proposal to be presented at an annual meeting must set forth as to each matter the shareholder proposes to bring before the annual meeting:

  •
  a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

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  the name and record address of such shareholder;

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  the number of shares of our stock owned by such shareholder beneficially and of record;

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  a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and

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  a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

        To be in proper written form, a notice concerning a nomination for election to our Board of Directors must set forth as to each person whom the shareholder proposes to nominate for election as a director:

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  the name, age, business address and residence address of the person;

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  the principal occupation or employment of the person;

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  the number of shares of our stock owned by the person beneficially and of record; and

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  any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

  and as to the shareholder giving the notice:

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  the name and record address of such shareholder;

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  the number of shares of our stock owned by such shareholder beneficially and of record;

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  a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder;

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  a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

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  any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

        A notice concerning a nomination for election to our Board of Directors must be accompanied by a written consent of each proposed nominee being named as a nominee and to serve as a director if elected.

        In addition, no person will be eligible for election as a director if such election would cause us to have insufficient "independent directors" within the meaning of the listing standards of the NYSE.

        Any notice concerning proposals or nominations sought to be considered at an Annual Meeting should be addressed to our Chairman & Chief Executive Officer, President & Chief Operating Officer, or Secretary at 200 Village Road, Lahaina, Hawaii 96761. The full text of the Bylaws provisions referred to above, which also set forth requirements and limitations as to shareholder proposals or nominations to be considered at any special meeting, may be obtained by contacting our Chief Financial Officer at the foregoing address, by telephone at 808-665-5480, or e-mail at tesaki@mlpmaui.com.

Multiple Shareholders Sharing the Same Address

        Owners of Common Stock in street name may receive a notice from their Nominee stating that only one proxy statement will be delivered to multiple security holders sharing an address. This practice, known as "householding," is designed to reduce printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate proxy statement, or if a household is currently receiving multiple copies of the same items and any shareholder would like in the future to receive only a single copy at his or her address, he or she may contact our Chief Financial Officer at 200 Village Road, Lahaina, Hawaii 96761 or by telephone at 808-665-5480, or e-mail at tesaki@mlpmaui.com.

MATTERS TO BE VOTED UPON

PROPOSAL 1:    Election of Directors

General Information—Election of Directors

        Our Board of Directors currently consists of six members who were elected for a one-year term or until their successors are elected or appointed and qualified. Mr. Kent T. Lucien, who served as a director on our Board since 2004 has decided not to seek election as a director at our 2013 Annual Meeting, leaving five continuing directors. Under our Bylaws, our Board of Directors is to consist of not less than five nor more than nine members, and the authorized number of directors within that range is currently set at six. At a meeting of our Board of Directors on February 7, 2013, our Board of Directors, believing it to be in the best interests of our shareholders, passed a resolution to reduce the size of our Board to five members, commencing on the date of the Annual Meeting.

        Based upon the recommendation of the Nominating and Governance Committee, our Board has nominated the following individuals for election to the Board of Directors for the term that ends at the annual shareholders' meeting in 2014: Messrs. Stephen M. Case, Warren H. Haruki, David A. Heenan, Duncan MacNaughton, and Arthur C. Tokin. All nominees currently serve on our Board of Directors.

        In the event that any person nominated as a director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

        Set forth below is biographical information for each nominee for election at the Annual Meeting. There are no family relationships among any of our directors.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE FIVE PERSONS NOMINATED BY THE BOARD.

Stephen M. Case (54)	Mr. Case has served as a director on our Board since December 2008. Mr. Case has served as Chairman and Chief Executive Officer of Revolution LLC, an investment company, since April 2005. He is also Chairman of Exclusive Resorts LLC, a membership-based luxury real estate company, since November 2004. He was Chairman of the Board of Time Warner, Inc. from January 2001 to May 2003. Mr. Case was Chairman of the Board and Chief Executive Officer of America Online, Inc. from 1995 to January 2001 and Chief Executive Officer from 1993 to 1995.

Mr. Case is an experienced business leader, whose experience leading other public companies further augments his range of knowledge, providing experience on which he can draw while serving as a member of our Board. In addition, Mr. Case also brings to the Board the perspective of our largest shareholder.

Warren H. Haruki (60)	Mr. Haruki has been our Chief Executive Officer since May 2011 and Executive Chairman of our Board since January 2009. He has been a director on our Board since 2006. Mr. Haruki has served as President and Chief Executive Officer of Grove Farm Company, Inc., a land development company located on Kauai, Hawaii, since 2005. He was President of GTE Hawaiian Tel and Verizon Hawaii, communications providers, from 1991 to 2003. Mr. Haruki is on the Boards of Hawaiian Telcom and several privately held companies.

Mr. Haruki's experience in leadership roles, some of which were in public companies, gives him a deep understanding of the role and strategic priorities of the Board. In addition, his experience with various operational and financial matters in similar industries as ours positions him well to serve as our Chairman and in the role of Chief Executive Officer.
David A. Heenan (73)
Mr. Heenan has served as a director on our Board since 1999. Mr. Heenan has served as a Trustee of The Estate of James Campbell, a private trust in Honolulu, Hawaii, since 1995. He was Chairman, President and Chief Executive Officer of Theo. H. Davies & Co., Ltd., the North American holding company for the Hong Kong-based Jardine Matheson, from 1982 to 1995. Mr. Heenan is a director of Bank of Hawaii Corporation. He was the Chairman of our Board from May 2003 to March 2004.

Mr. Heenan is an experienced business leader with the skills necessary to be our lead independent director. His former experience leading a public company, as well as his current public company board experience, provides a great depth of experience on which he can draw while serving on our Board.
Duncan MacNaughton (69)
Mr. MacNaughton has served as a director on our Board since May 2004. Mr. MacNaughton has served as Chairman of The MacNaughton Group/Poseidon Properties, Inc., a group of companies that includes real estate development, consulting and leasing, since 1985. Mr. MacNaughton has extensive experience in real estate development as principal developer and/or owner of properties including Ainamalu residential subdivision, Kaanapali Royal resort condominiums, Costco Center at Bougainville Industrial Park, Pali Momi Medical Center, Waikele Center and Maui Marketplace, and the exclusive developer for Kmart Corporation's stores in Hawaii. Mr. MacNaughton serves on the boards of several privately held companies.
Mr. MacNaughton is an experienced business leader with extensive knowledge in real estate development, investments, acquisitions, operations and management.
Arthur C. Tokin (68)
Mr. Tokin has served as a director on our Board since May 2010. Mr. Tokin has served as a business consultant with Lum Yip Lee Ltd., a real estate consulting firm in Honolulu, Hawaii, since 2005. From 1992 through 2004, he was the managing member of the Honolulu, Hawaii office of PricewaterhouseCoopers, a world-wide registered public accounting firm. Mr. Tokin serves on the boards of several privately held companies.

Mr. Tokin's experience in a leadership and governance role with PricewaterhouseCoopers, providing audit and advisory services to a number of significant companies, makes him particularly well suited to serve on our Board.

Director Independence

        Both the listing standards of the NYSE and our Bylaws require that a majority of the Board be independent within the meaning of the listing standards of the NYSE. The Nominating and Governance Committee annually evaluates the independence of each director and nominee for director, based on the rules prescribed by the listing standards of the NYSE and an evaluation of the transactions, if any, between us and the other entities with whom the director has an affiliation. After completing its annual evaluation, the Nominating and Governance Committee concluded that (1) Warren H. Haruki, who is Chairman of our Board of Directors, is not independent because he serves as our Chief Executive Officer; and (2) Stephen M. Case is not independent because of the materiality of his beneficial ownership in our outstanding shares. Our Board of Directors has affirmatively determined that Messrs. Heenan, MacNaughton, and Tokin are independent pursuant to the NYSE standards for independence.

Board Meetings and Committees

        The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The Board has approved a written charter for each of these committees, and each such charter as well as our Corporate Governance Guidelines are posted on our website at www.mauiland.com.

        During 2012, our Board of Directors held four meetings; the Audit Committee held four meetings; the Compensation Committee held two meetings; and the Nominating and Governance Committee held one meeting. The Board of Directors and each committee conduct annual self-evaluations of their effectiveness. In 2012, all directors attended at least 75% of the aggregate meetings of the Board and committees on which they serve. The non-management directors met once in 2012 with Mr. Heenan, the lead independent director, presiding at such meeting. Board members are encouraged, but not required, to attend our annual meetings. Our 2012 annual meeting of shareholders was attended by all of our directors serving at that time.

Audit Committee

        Members of the Audit Committee are currently Messrs. Tokin (Chairman), Heenan and Lucien. Upon Mr. Lucien's resignation, Mr. MacNaughton will become a member of the Audit Committee. All of the Audit Committee members are independent, as defined by the listed company standards of the NYSE and by the rules of the Securities and Exchange Commission, or SEC. The Board of Directors has determined that all members of the Audit Committee are "audit committee financial experts" as defined in the rules and regulations of the SEC.

        The Audit Committee is responsible for, among other things, monitoring the integrity of our consolidated financial statements, our system of internal accounting controls and financial reporting processes, and the overall performance of our internal auditors. The Audit Committee is also responsible for hiring, determining compensation for, and reviewing the independence and performance of, our independent registered public accounting firm. See "Audit Matters—Report of the Audit Committee."

Compensation Committee

        The members of the Compensation Committee are Messrs. MacNaughton (Chairman) and Tokin. Each of these directors is independent as defined by the applicable listed company standards of the NYSE.

        The Compensation Committee reviews and approves the compensation plans, salary recommendations and other matters relating to compensation of our executive officers and directors.

Compensation recommendations regarding the executive officers (except for the Chief Executive Officer) and directors are generally provided to the Compensation Committee by our Chief Executive Officer, and approved by the Compensation Committee. Our Chief Executive Officer's total compensation is recommended by the Compensation Committee and approved by our Board of Directors. The Compensation Committee generally retains the services of a compensation consultant to evaluate the compensation of our executive officers and directors. In 2011, the Compensation Committee retained the services of Pay Governance LLC, a compensation consultant. In 2012, the Compensation Committee did not consider it necessary to retain the services of a compensation consultant, given the limited overall change in the nature and extent of the Company's operations from 2011. The Compensation Committee has the sole authority to retain and terminate outside counsel and other outside experts or consultants, at our expense, as deemed appropriate.

Nominating and Governance Committee

        The members of the Nominating and Governance Committee are Messrs. Heenan (Chairman) and MacNaughton. All of the Nominating and Governance Committee members are independent as defined by the listed company standards of the NYSE.

        The Nominating and Governance Committee identifies, evaluates, and recommends qualified candidates to our Board of Directors for nomination and election. The Nominating and Governance Committee's policy with respect to director candidates recommended by shareholders is that it will consider any such director candidates on the same basis as candidates identified by the Nominating and Governance Committee. Names and resumes of prospective directors should be addressed to Nominating and Governance Committee of Maui Land & Pineapple Company, Inc., c/o Chief Financial Officer, 200 Village Road, Lahaina, Hawaii 96761. See "General Information Regarding the Annual Meeting—Shareholder Proposals and Nominations" above.

        The criteria that will be applied in evaluating any candidate considered by the Nominating and Governance Committee, including those recommended by shareholders, include whether or not the candidate:

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  is familiar with the communities of Maui and Hawaii in general;

  •
  possesses personal and professional integrity, sound judgment and forthrightness;

  •
  has sufficient time and energy to devote to our affairs;

  •
  is willing to challenge and stimulate management and is able to work as part of a team in an environment of trust;

  •
  has an open-minded approach to, and the resolve to independently analyze, matters presented for consideration;

  •
  will add specific value by virtue of particular technical expertise, experience or skill relevant to our business; and

  •
  understands business and financial affairs and the complexities of a business organization. While a career in business is not essential, a nominee should have a proven record of competence and accomplishment through leadership in industry, non-profit organizations, the professions or government.

        The Nominating and Governance Committee has not adopted any formal diversity policy with respect to the nomination of qualified director candidates. However, the Nominating and Governance Committee may consider diversity, broadly defined to include a diversity of opinions, perspectives and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, in the context of the requirements of the Board of Directors at any specific point in time.

        The Nominating and Governance Committee identifies nominees for positions on our Board of Directors by requesting names of potential candidates from the other Board members and from our executive officers. The full Board is responsible for final approval of new director candidates, as well as the nomination of existing directors for reelection. With respect to existing directors, prior to making its recommendation to the full Board, the Nominating and Governance Committee, in consultation with the Chairman of the Board, reviews each director's continuation on the Board as a regular part of the nominating process.

        The Nominating and Governance Committee is authorized by its charter to retain a third party search firm to identify potential nominees to our Board of Directors. The Nominating and Governance Committee review resumes of the interested candidates and selects those that pass the initial screening for personal interviews, screening, and for final recommendation to our Board of Directors.

Communications with the Board of Directors

        All interested parties wishing to submit written communications to our management and non-management Board of Directors should address their communications to: Board of Directors of Maui Land & Pineapple Company, Inc., or to the specified individual director, c/o Chief Financial Officer, 200 Village Road, Lahaina, Hawaii 96761. All such correspondence will be forwarded to the specified director or in the absence of such specification, to the Chairman & Chief Executive Officer.

Code of Ethics

        We adopted a Code of Ethics in March 2008 that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available on our website at www.mauiland.com. We will disclose any amendment to, or waiver from, any provision of the Code of Ethics by posting such information on our website.

Board Leadership Structure and Risk Oversight

        Our Board does not have a policy, one way or the other, on whether the same person should serve as both our chief executive officer and chairman of the board or whether the chairman should be a non-employee director. Our Board believes that it should have the flexibility to make this determination at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Over the past several years, we have had different leadership structures reflecting our circumstances at the time. Our Board believes that the current leadership structure, with Mr. Haruki serving as Chairman of the Board and Chief Executive Officer, is appropriate given Mr. Haruki's experience in serving in both of these roles, his strong leadership capability and the efficiency of having the roles combined. Pursuant to past practice, whenever the chairman is an employee of the Company, the Board selects a "lead independent director." Mr. Heenan is currently the lead independent director and as such, presides over meetings of the non-management directors. We believe that this leadership structure provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our shareholders, that the interests of management and our shareholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our shareholders.

        The Audit Committee oversees our risk management functions, the purpose of which is to identify potential events and risks that may affect our business and objectives. To fulfill this duty the Committee works with management to highlight significant enterprise-wide risks, to establish operational plans to control and mitigate risks and to monitor and review the risk management function. The Audit Committee discusses its findings with the Board and consults with the Board on all major decisions.

Director Compensation

DIRECTOR COMPENSATION
Year Ended December 31, 2012

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
Stephen M. Case	$28,000	$12,000	$40,000
David A. Heenan	$28,000	$12,000	$40,000
Kent T. Lucien	$28,000	$12,000	$40,000
Duncan MacNaughton	$28,000	$12,000	$40,000
Arthur C. Tokin	$28,000	$12,000	$40,000

(1)
Consists of a quarterly retainer. These amounts do not include amounts paid to independent directors to reimburse them for expenses of travel, lodging and other reasonable out-of-pocket expenses which are related to service on our Board of Directors.

(2)
Aggregate grant date fair value (computed in accordance with FASB ASC topic 718) of stock awards granted in 2012. Assumptions used in the calculation of these amounts are included in Note 9 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 1, 2013. As of December 31, 2012, each of the five directors named above had 750 unvested restricted stock awards outstanding that were granted in 2012.

(3)
Compensation for Chairman and CEO, Warren H. Haruki are included in the Executive Compensation Tables in this report.

Narrative to Director Compensation Table

        In 2012, all non-employee directors received an annual cash retainer fee of $28,000. Each director is expected to perform committee service and to attend meetings; therefore, we do not pay additional compensation for committee service or for attending meetings. Non-employee directors are also granted restricted Common Stock, or restricted shares, 750 shares of which vest each quarter covering the term of the director's current membership. The restricted shares are granted under the Maui Land & Pineapple Company, Inc. 2006 Equity and Incentive Award Plan (the "2006 Plan") to the director at the time he or she is elected, re-elected or appointed to the Board. The directors have voting and regular dividend rights with respect to the unvested restricted shares, but have no right to dispose of them until such time as they are vested. All unvested restricted shares are forfeited upon the director's termination of his position as a member of the Board of Directors for any reason.

        In 2012, Messrs. Case, Heenan, Lucien, MacNaughton and Tokin were each granted 3,000 restricted shares upon their election to our Board of Directors for a one-year term ending with our annual meeting in 2013 (fair value on April 23, 2012 of $4.00 per share).

PROPOSAL 2:    Advisory Vote on Executive Compensation

        We are asking our shareholders to cast an advisory vote on the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to SEC compensation disclosure rules. This proposal, commonly known as a "Say-on-Pay" proposal, gives you, as a shareholder, the opportunity to vote on our executive compensation. As an advisory vote, this proposal is not binding upon the Board or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

        We urge shareholders to carefully read the Executive Compensation Tables and related narrative disclosure below, which describes the executive compensation paid to our named executive officers. Our Board and our Compensation Committee believe that the compensation paid to our named executive officers, as described in this Proxy Statement, is effective in achieving our compensation objectives.

        Therefore, we ask our shareholders to approve the following advisory resolution at the Annual Meeting:

          "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion, is hereby APPROVED."

        The Board of Directors recommends an advisory vote "FOR" approving the compensation paid to our named executive officers.

PROPOSAL 3:    Advisory Vote on the Frequency of Future Votes on Executive Compensation

        This Proposal No. 3 affords our shareholders the opportunity to cast an advisory vote on how often we should include a "Say-on-Pay" vote in our proxy materials for future annual shareholder meetings (or special shareholder meetings for which we must include executive compensation information in the proxy statement for that meeting). Under this proposal, our shareholders may vote to have the "Say-on-Pay" vote every year, every two years or every three years, or our shareholders may abstain from such vote.

        We believe that submitting the "Say-on-Pay" vote on an annual basis is appropriate for the Company and its shareholders at this time because we believe that an annual "Say-on-Pay" vote will provide our shareholders an opportunity to provide more timely feedback regarding our executive compensation programs, which will enable the Company to more effectively implement modifications that the Compensation Committee determines to be appropriate. As an advisory vote, this proposal on the frequency of future "Say-on-Pay" votes is not binding on our Board or our Compensation Committee. However, we will consider the outcome of the vote when making future decisions about the frequency of holding future "Say-on-Pay" votes.

        Therefore, we ask our shareholders to approve the following advisory resolution at the Annual Meeting:

          "RESOLVED, that the shareholders determine, on an advisory basis, that the frequency with which the Company should submit an advisory vote on the compensation of its named executive officers to the shareholders is 'EVERY YEAR.'"

        The Board of Directors recommends an advisory vote of "1 YEAR" on the frequency of future votes on executive compensation.

Executive Compensation Tables

Summary Compensation Table

        The following table sets forth for our named executive officers for the years ended December 31, 2012 and 2011 (i) the dollar value of base salary and bonus earned; (ii) the aggregate grant date fair value of stock and option awards granted in accordance with FASB ASC Topic 718; (iii) all other compensation; and (iv) the dollar value of total compensation.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Warren H. Haruki	2012	228,498	85,000			313,498
Chairman & Chief Executive Officer (Principal Executive Officer)	2011	228,498	91,250	363,419		683,167
Ryan L. Churchill	2012	225,000	28,984		771	254,755
President & Chief Operating Officer	2011	225,000	31,116		3,656	259,772
Tim T. Esaki	2012	160,000	18,104		547	178,651
Chief Financial Officer (Principal Financial Officer)	2011	160,000	19,436	226,800	2,270	408,506

(1)
Accrued bonus for 2012 was paid in Common Stock of the Company in February 2013. See our discussion of Incentive Based Compensation below.

(2)
Option and stock awards reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and include awards granted in the respective year shown. Assumptions used in calculation of these amounts are included in Note 9 to our audited financial statements for the fiscal year ended December 31, 2012 included in Item 8 of our Annual Report on Form 10-K filed with the SEC on March 1, 2013.

(3)
See Narrative below for description of "All Other Compensation."

Narrative to Summary Compensation Table

        Mr. Haruki was appointed as Chief Executive Officer in May 2011. In June 2011, the Compensation Committee retained the services of Pay Governance, LLC to assist in the evaluation of the compensation for the Chairman and CEO, and other executive and management positions. Based on the responsibility of Mr. Haruki's position and his performance in such position, Mr. Haruki's base salary was increased from $207,000 to $250,000 as of July 1, 2011, and he was granted 74,016 restricted shares of Common Stock as of June 9, 2011 (aggregate grant date fair value of $363,419) that vest quarterly through June 2014. The restricted shares will fully vest if there is a change-in-control of the Company, as defined by the 2006 Plan.

        Mr. Churchill was appointed as President and Chief Operating Officer on February 8, 2010. Previous to that, he was Senior Vice President/Business Development. "All Other Compensation" for Mr. Churchill includes the value of life insurance benefits and the change in value of his participation in the Company's defined benefit pension plan (see Additional Narrative Disclosure below).

        On February 15, 2011, Mr. Esaki was granted 33,600 restricted shares of Common Stock (aggregate grant date fair value of $226,800) that vest quarterly through June 2014. The restricted shares will fully vest if there is a change-in-control of the Company, as defined by the 2006 Plan. "All Other Compensation" for Mr. Esaki includes the value of life insurance benefits.

        We do not have employment, change-in-control or severance agreements with any of our named executive officers.

Additional Narrative Disclosure

        Our Pension Plan for Non-Bargaining Unit Employees, or the Pension Plan, is a defined benefit pension plan covering all of our non-bargaining salaried employees, including certain executive officers. We also have a Supplemental Executive Retirement Plan, or SERP, covering Pension Plan benefits that were reduced because of (i) the maximum annual benefit limitation or (ii) the maximum compensation limitation. Effective December 31, 2009, the Pension Plan and the SERP were frozen such that there are no further benefits accruing to the participants.

        Mr. Churchill is a participant in the Pension Plan and the SERP. He had 8.2 years of credited benefit service as of December 31, 2009 when the Pension Plan and SERP were frozen, and the present value of his accumulated benefit as of December 31, 2012 is approximately $63,245. Messrs. Haruki and Esaki were not eligible to participate in the Pension Plan or the SERP because effective November 1, 2008, by amendment to the Pension Plan and the SERP, employees hired after October 31, 2008 were no longer eligible to participate in the Pension Plan or SERP.

Incentive Based Compensation

        In February 2012, the Compensation Committee approved the 2012 Incentive Plan for management including the named executive officers. Payouts under the 2012 Incentive Plan were based on achieving predetermined thresholds under five performance measurements weighted as follows: adjusted EBIDTA (as defined) 25%, debt 25%, resolution of certain major legacy items (as defined) 20%, net sales proceeds from real estate asset sales 15%, and value-creation initiatives (as defined) 15%. During 2012, thresholds were met for adjusted EBIDTA, debt, and value-creation initiatives resulting in a payout percentage of 68%. The plan was designed to be payable in Common Stock of the Company.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information regarding each unexercised option and unvested stock award held by each of our named executive officers as of December 31, 2012.

					Stock Awards
					Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other rights That Have Not Vested ($)(2)
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(3)	Option Exercise Price ($)	Option Expiration Date
Warren H. Haruki	15,000	10,000	$5.20	3/9/2019	52,521	(1)	$217,962
Ryan L. Churchill	5,000	—	$37.99	3/30/2014	14,400	(1)	$59,760
	5,000	—	$33.09	5/3/2014
	10,000	—	$27.25	11/4/2015
	10,000	—	$27.60	11/5/2017
Tim T. Esaki					14,400	(1)	$59,760

(1)
Shares of restricted Common Stock grants vest quarterly through June 2014.

(2)
Based on December 31, 2012 closing price of MLP of $4.15 per share.

(3)
Stock options vest at a rate of 20% annually over a five year period.

PROPOSAL 4:    Ratification of Independent Registered Public Accounting Firm

        Deloitte & Touche LLP, an independent registered public accounting firm, has been our independent auditor for many years, and is considered by management to be well qualified. The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2013. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement. The representative also will be available to respond to appropriate questions.

        Shareholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is required by our Restated Articles of Association. If the shareholders fail to ratify the selection, the Audit Committee may select a different firm until the next annual meeting of shareholders or may submit the new firm to our shareholders for ratification.

        The Board of Directors recommends a vote "FOR" ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2013.

Report of the Audit Committee

        The Audit Committee reviewed and discussed with management, and the independent registered public accounting firm, the Company's quarterly financial statements and related Forms 10-Q for 2012, and the Company's annual audited financial statements and related Form 10-K for the year ended December 31, 2012, prior to their filing.

        The Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards, or SAS, No. 61, "Communications with Audit Committees," as amended by SAS Nos. 89 and 90, and as adopted by the Public Company Accounting Oversight Board Rule 3600T.

        The Committee has received the written disclosures and the letter from the independent public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as amended and as adopted by the Public Company Accounting Oversight Board Rule 3600T, and has discussed with the independent registered public accounting firm their independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Form 10-K for the year ended December 31, 2012.

Audit Committee:

  Arthur C. Tokin (Chairman)
  David A. Heenan
  Kent T. Lucien

        The above Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing, whether under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing, except to the extent the Company specifically incorporates this Report by reference therein.

Independent Registered Public Accounting Firm

        Fees for services performed for us by Deloitte & Touche LLP for 2012 and 2011, including expenses incurred in connection with these services, are as follows:

	2012	2011
Audit Fees	$219,000	$380,000
Audit-Related Fees	40,000	59,000
Tax Fees	30,000	20,000

Total Fees	$289,000	$459,000

Audit Fees

        The audit fees are primarily attributable to professional services rendered for the audits of our annual consolidated financial statements for the fiscal years ended December 31, 2012 and 2011, respectively, and the reviews of our condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees

        The audit-related fees for 2012 and 2011 include services for the audits of our defined benefit and defined contribution pension plans, and for other audit related consultations.

Tax Fees

        The fees for tax services relate to professional services rendered for tax compliance and various tax consultations.

        The Audit Committee has considered whether the provision of these services by Deloitte & Touche LLP is compatible with maintaining the independence of Deloitte & Touche LLP, and has determined that the provision of such services by Deloitte & Touche LLP has not adversely affected the independent registered public accounting firm's independence.

Audit Committee Policy—Approval of Fees

        It is the policy of the Audit Committee of the Board of Directors that all audit and permissible non-audit services provided by our independent registered public accounting firm and related fees paid to our independent registered public accounting firm must be approved in advance by the Audit Committee. All of the services provided by Deloitte & Touche LLP described in the table above were approved by the Audit Committee.

OTHER MATTERS

        The Board knows of no other matters that may be brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters, and discretionary authority to do so is included in the proxy.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of our Common Stock as of February 27, 2012, by (i) each beneficial owner of more than 5% of our outstanding shares of Common Stock, (ii) each of our directors; (iii) our named executive officers, and (iv) all of our directors and executive officers as a group. Unless otherwise indicated and subject to applicable community property and similar statutes, all persons listed below have sole voting and investment power over all shares of Common Stock beneficially owned.

Name and Address of Beneficial Owner(1)	Number of shares of Common Stock Beneficially Owned(2)	Approximate Percent Owned(2)
BENEFICIAL OWNERS OF MORE THAN 5%
Charles Lemonides(3)
c/o ValueWorks, LLC
1450 Broadway, 42nd Floor
New York, New York 10018	1,323,401	7.1%
ValueWorks, LLC(4)
1450 Broadway, 42nd Floor
New York, New York 10018	1,323,401	7.1%
DIRECTORS AND NAMED EXECUTIVE OFFICERS
Stephen M. Case(5)	11,912,278	63.4%
Warren H. Haruki(6)	194,546	1.0%
Ryan L. Churchill(7)	67,392	*
Tim T. Esaki	32,648	*
David A. Heenan	12,448	*
Kent T. Lucien	12,448	*
Duncan MacNaughton	12,448	*
Arthur C. Tokin	8,845	*
All Executive Officers and Directors as a group(8)	12,253,053	65.1%

*
Less than 1%

(1)
Except as set forth in the footnotes to this table, the business address of each director and executive officer listed is c/o Maui Land & Pineapple Company, Inc., 200 Village Road, Lahaina, Hawaii 96761.

(2)
Information in this table concerning officers and directors is based upon information supplied by our officers and directors. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 18,779,211 shares of Common Stock outstanding as of February 28, 2013. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of February 28, 2013, are deemed outstanding.

(3)
Based on a Schedule 13G dated February 11, 2013 filed with the SEC. Charles Lemonides is the Managing Member of ValueWorks, LLC. The Schedule 13G states that Mr. Lemonides shared voting and dispositive power with respect to 1,323,401 shares. Mr. Lemonides disclaims beneficial ownership of the shares reported in this table except to the extent of his pecuniary interest therein.

(4)
Based on a Schedule 13G dated February 11, 2013 filed with the SEC. These shares are included in the shares described in footnote (3) above. The Schedule 13G states that ValueWorks, LLC has shared voting and dispositive power with respect to 1,323,401 shares.

(5)
Substantially all shares beneficially owned by Stephen M. Case are actually owned by the Stephen M. Case Revocable Trust. Mr. Case is the sole trustee of the Stephen M. Case Revocable Trust and has the sole power to vote the stock and to sell or otherwise make investment decisions with respect to the shares. Mr. Case has pledged substantially all of his shares to Bank of Hawaii, as collateral security for certain obligations.

(6)
Includes 20,000 shares of Common Stock subject to options exercisable within 60 days of February 27, 2012.

(7)
Includes 30,000 shares of Common Stock subject to options exercisable within 60 days of February 27, 2012.

(8)
Includes (i) 85,071 shares of Common Stock that vest quarterly through 2014 and (ii) 50,000 shares of Common Stock subject to options. The beneficial owners of the outstanding shares of Common Stock subject to vesting have voting and regular dividend rights, but no right to dispose of such shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We have a 51% ownership interest in Kapalua Bay Holdings, LLC, or Bay Holdings, the owner and developer of The Residences at Kapalua Bay. The other members of Bay Holdings, through wholly owned affiliates, are Marriott International Inc., which owns a 34% interest in Bay Holdings, and Exclusive Resorts LLC, which owns the remaining 15% interest in Bay Holdings. Stephen M. Case, a director and our largest shareholder, is the Chairman, Chief Executive Officer, and indirect beneficial owner of Revolution LLC, which is the indirect majority owner of Exclusive Resorts LLC, and thus Mr. Case may be deemed to have a beneficial interest in Bay Holdings.

Review, Approval or Ratification of Transactions with Related Persons

        Our policy with regard to related party transactions is that all material transactions are to be reviewed by the Audit Committee for any possible conflicts of interest. A "related party transaction" is defined to include any transaction or series of transactions exceeding $120,000 in which we are a participant and any related person has a material interest. Related persons would include our directors, executive officers (and immediate family members of our directors and executive officers), and persons controlling over five percent of our outstanding Common Stock. The Audit Committee will generally evaluate the transaction in terms of: (i) the benefits to us; (ii) the terms of the transaction; and (iii) the terms available to unrelated third parties or to employees generally. The Audit Committee will generally seek consensus of the transaction from the independent directors. In the event a transaction relates to a member of our Audit Committee, that member will not participate in the Audit Committee's deliberations. There were no transactions required to be reported in this Proxy Statement since the beginning of fiscal 2012.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires our officers and directors and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of such reports. To our knowledge, based solely upon a review of such reports and amendments thereto received by us during or with respect to its most recent fiscal year and upon written representations regarding all reportable transactions, we did not identify any such required report that was not timely filed.

BY ORDER OF THE BOARD OF DIRECTORS

TIM T. ESAKI
Chief Financial Officer

Lahaina, Hawaii
March 25, 2013

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Maui Land & Pineapple Company, Inc. 01KMZC 1 U P X + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote “FOR” Proposal 1, “FOR” Proposal 2, “1 YEAR” on Proposal 3 and “FOR” Proposal 4. For Against Abstain 2. Approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers. Change of Address — Please print new address below. Comments — Please print your comments below. IMPORTANT ANNUAL MEETING INFORMATION 4. To ratify the selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Company for the fiscal year 2013. 2 Year 3 Year Abstain The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement. 3. Select, on a non-binding advisory basis, the frequency of future votes on the compensation paid to the Company’s named executive officers. 1 Year For Against Abstain 1. Election of Directors: Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. _____________________________________________ 01 - Stephen M. Case 02 - Warren H. Haruki 03 - David A. Heenan 04 - Duncan MacNaughton 05 - Arthur C. Tokin IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 PM, Eastern Time, on April 21, 2013. Vote by Internet • Go to www.investorvote.com/mlp • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

200 VILLAGE ROAD LAHAINA, HAWAII 96761 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD APRIL 22, 2013 The undersigned hereby makes, constitutes and appoints TIM T. ESAKI as attorney and proxy of the undersigned, with full power of substitution, for and in the name of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of Maui Land & Pineapple Company, Inc. (the “Company”) to be held at 8:30 a.m. on Monday, April 22, 2013, at the Kapalua Village Center Conference Room in the Kapalua Resort, Maui, Hawaii, and any postponements or adjournments thereof, and to vote all shares of the stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present at such meeting. This Proxy may be revoked by the undersigned at any time. The undersigned directs that this Proxy be voted as follows on the reverse side: THIS PROXY WILL BE VOTED AS DIRECTED. IF THE PROXY IS PROPERLY SIGNED AND RETURNED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “1 YEAR” ON PROPOSAL 3, AND “FOR” PROPOSAL 4. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING. (Continued and to be marked, dated and signed, on the other side) Proxy — MAUI LAND & PINEAPPLE COMPANY, INC. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2012 Annual Report to Stockholders are available at: http://www.edocumentview.com/MLP IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

QuickLinks

MAUI LAND & PINEAPPLE COMPANY, INC.
MAUI LAND & PINEAPPLE COMPANY, INC. 200 Village Road Lahaina, Hawaii 96761 (808) 877-3351
PROXY STATEMENT
MATTERS TO BE VOTED UPON
DIRECTOR COMPENSATION Year Ended December 31, 2012
OTHER MATTERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE